Consolidated Statements of Comprehensive Income (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2013	Dec. 31, 2012	Dec. 31, 2011
Net income	$ 30,104	$ 28,203	$ 28,804
Cumulative translation adjustments	(1,381)	437	(886)
Pension and postretirement medical liability adjustments, net of tax	9,202	(675)	(5,730)
Total adjustments	7,821	(238)	(6,616)
Comprehensive income	$ 37,925	$ 27,965	$ 22,188